Exhibit 99.1

PRESS RELEASE
FOR IMMEDIATE RELEASE	Contact: Timothy A. Johnson Vice President, Strategic Planning and Investor Relations 614-278-6622

BIG LOTS REPORTS RECORD RESULTS

RECORD Q4 INCOME FROM CONTINUING OPERATIONS OF $1.00 PER DILUTED SHARE

RECORD FY 2008 INCOME FROM CONTINUING OPERATIONS OF $1.89 PER DILUTED SHARE

COMPANY PROVIDES INITIAL GUIDANCE FOR FISCAL 2009

Columbus, Ohio – March 4, 2009 – Big Lots, Inc. (NYSE: BIG) today reported net income of $78.8 million, or $0.96 per diluted share, for fourth quarter of fiscal 2008.  This compares to net income of $92.0 million, or $1.04 per diluted share for the fourth quarter of fiscal 2007.  For fiscal year 2008 ended January 31, 2009, net income was $151.5 million, or $1.85 per diluted share, compared to net income of $158.5 million, or $1.55 per diluted share, for fiscal 2007.  Results include both the continuing operations of the business and discontinued operations.  Discontinued operations, which are discussed later in this release, for the fourth quarter and fiscal year 2008 totaled a loss of $3.0 million and a loss of $3.3 million, respectively, compared to income from discontinued operations of $6.4 million and $7.3 million for the fourth quarter and full year of fiscal 2007, respectively.

Continuing Operations
For the fourth quarter of fiscal 2008, income from continuing operations was $81.8 million, or $1.00 per diluted share, compared to income from continuing operations of $85.6 million, or $0.97 per diluted share, for the same period of fiscal 2007.  For fiscal 2008, income from continuing operations was $154.8 million, or $1.89 per diluted share, compared to income from continuing operations of $151.2 million, or $1.47 per diluted share, for fiscal 2007.

As a reminder, for the fourth quarter and fiscal 2007, results from continuing operations include items that we believe are not directly related to our ongoing operations.  Therefore, we have provided supplemental non-GAAP fiscal 2007 fourth quarter and full year results and the complementary schedules entitled “Unaudited Adjusted Results and Reconciliation” that exclude these items.  We believe that these non-GAAP financial measures should facilitate analysis by investors and others who follow our financial performance.  In the supplemental non-GAAP disclosures, the items excluded from continuing operations represent net income of $3.1 million, or $0.04 per diluted share, for the fourth quarter of fiscal 2007, and $6.1 million, or $0.06 per diluted share, for fiscal 2007.  The items are comprised of: (1) net income of $3.1 million recognized in the fourth quarter of fiscal 2007 related to the bankruptcy trust settlement of the 2004 KB Toys bankruptcy and (2) net income of $3.0 million recognized during fiscal 2007 related to insurance proceeds recovered from claims filed as a result of hurricanes occurring during fiscal 2005.  Excluding the 2004 bankruptcy trust settlement of KB Toys, the fourth quarter fiscal 2007 income from continuing operations was $82.5 million, or $0.93 per diluted share.  Excluding the 2004 bankruptcy trust settlement of KB Toys and insurance proceeds recovered from the hurricane-related claims filed during fiscal 2005, the fiscal 2007 income from continuing operations was $145.1 million, or $1.41 per diluted share.

Shareholder Relations Department 300 Phillipi Road Columbus, Ohio 43228-5311 Phone: (614) 278-6622 Fax: (614) 278-6666 E-mail: aschmidt@biglots.com

FISCAL 2008 HIGHLIGHTS

•	Record income from continuing operations of $155 million
•	Record income from continuing operations of $1.89 per diluted share versus income from continuing operations (on a non-GAAP basis) of $1.41 per diluted share last year
•	Record operating profit dollars of $255 million
•	Cash Flow (defined as operating activities less investing activities) of $123 million
•	Record inventory turnover of 3.6

Commenting on fiscal year 2008 results, Steve Fishman, Chairman and Chief Executive Officer stated, “Amidst a very challenging economic climate, we stayed focused on our strategy and what was within our control.  We offered our customers better quality merchandise, new brands, and tremendous value at a time when they needed it the most.  Our merchants managed inventories tightly and generated record inventory turnover.  We controlled costs very diligently and recorded the lowest expense rate in the Company’s history while investing for the future in IT systems and opening 21 new stores.  Bottom line: 2008 was a record year for EPS and income from continuing operations.”

FOURTH QUARTER HIGHLIGHTS

•	Record income from continuing operations of $1.00 per diluted share versus income from continuing operations (on a non-GAAP basis) of $0.93 per diluted share last year
•	Operating profit rate expansion of 30 basis points to 9.7% from 9.4% last year (on a non-GAAP basis)

Fourth Quarter Results

Net sales for the fourth quarter of fiscal 2008 were $1,366.9 million, compared to $1,412.4 million for the fourth quarter of fiscal 2007.  Comparable store sales for stores open at least two years at the beginning of the fiscal year decreased 3.2% for the quarter.

Our operating profit rate for the fourth quarter of fiscal 2008 was 9.7% of sales compared to last year’s operating profit rate of 9.4% of sales.  The improvement in operating profit rate resulted from gross margin rate improvement, partially offset by slight expense de-leverage for the quarter.  Our gross margin rate increased 70 basis points compared to last year due to higher initial markup and lower freight expenses.  This favorability was only partially offset by the merchandise mix pressure created by the sales out-performance of certain lower margin categories.     As expected, expenses as a percent of sales increased slightly due to the de-leveraging impact of a comp store sales decline partially offset by efficiencies in supply chain and stores, and lower depreciation compared to the prior year.

For the fourth quarter of fiscal 2008, we recorded net interest expense of $1.1 million compared to net interest expense of $2.0 million last year and the income tax rate for the fourth quarter of fiscal 2008 was 38.1% compared to 36.8% last year.

Shareholder Relations Department 300 Phillipi Road Columbus, Ohio 43228-5311 Phone: (614) 278-6622 Fax: (614) 278-6666 E-mail: aschmidt@biglots.com

Inventory and Cash Management

Inventory ended the fourth quarter at $737 million, down 2% or $11 million compared to last year.  Lower inventory value resulted from a decline in store count as average store inventory levels were relatively flat compared to the prior year.  For fiscal 2008, we achieved record inventory turnover results driven by improving inventory management, timely flow of merchandise, and continually taking markdowns to generate sell-through of merchandise.  Inventory turnover performance combined with improving operating results yielded Cash Flow for fiscal 2008 of $123 million.  We ended the fourth quarter of fiscal 2008 with $62 million in debt, or $102 million lower than last year.

Discontinued Operations

As discussed in our Form 10-K filed with the SEC on April 1, 2008, we classify as discontinued operations the operating results and costs associated with 130 stores closed in fiscal 2005 and activity related to KB Toys.  For the fourth quarter and fiscal 2008, we recorded a loss from discontinued operations of $3.0 million and $3.3 million, respectively.  For the fourth quarter and fiscal 2007, we recorded income from discontinued operations of $6.4 million and $7.3 million, respectively.

We sold KB Toys in December 2000, but we have continuing indemnification and guarantee obligations with respect to certain KB Toys store leases.  KB Toys filed for bankruptcy protection in 2004, emerged from bankruptcy in 2005, and again filed for bankruptcy protection in December 2008 with the stated intention of liquidating its stores.  In connection with KB Toys’ latest bankruptcy filing, we believe we may have an indemnification or guarantee obligation with respect to 31 rejected store leases.  As a result, we recorded a $3.0 million loss from discontinued operations for the fourth quarter of fiscal 2008.

Income from discontinued operations for the fourth quarter of fiscal 2007 was principally comprised of $5.3 million related to the release of a portion of our reserves relating to KB Toys’ 2004 bankruptcy and $1.1 million related to the receipt of a bankruptcy trust settlement related to KB Toys’ 2004 bankruptcy, partially offset by $0.1 million of expense related to the 130 stores we closed in fiscal 2005.

2009 OUTLOOK

•	Initial Fiscal 2009 annual guidance for income from continuing operations of $1.75 to $1.90 per diluted share versus income from continuing operations of $1.89 per diluted share in Fiscal 2008
•	Comparable store sales expected to be in a range of Flat to a 2% decrease
•	Initial annual Cash Flow guidance of approximately $145 million
•	Initial Q1 2009 guidance for income from continuing operations of $0.34 to $0.40 per diluted share versus income from continuing operations of $0.42 per diluted share in Q1 2008

Commenting on the outlook, Mr. Fishman stated, “We have built a foundation and business model that has a very low comp leverage point, generates significant amounts of cash, and provides our customers with quality merchandise at a great value.  Our team firmly believes that the repositioning efforts of the last three years have left us in the enviable position of taking advantage of deals, both merchandise and real estate, and being able to withstand what is shaping up to be a very challenging economic backdrop for fiscal 2009.  We will continue to invest in IT systems and real estate, both new and existing stores, with an eye on the longer-term to ensure we are well-positioned to benefit when the economy and overall retail environment improves.”

Shareholder Relations Department 300 Phillipi Road Columbus, Ohio 43228-5311 Phone: (614) 278-6622 Fax: (614) 278-6666 E-mail: aschmidt@biglots.com

We estimate fiscal 2009 income from continuing operations will be in the range of $1.75 to $1.90 per diluted share compared to income from continuing operations of $1.89 per diluted share for fiscal 2008.  This guidance for EPS is based on comparable store sales in the range of flat to down 2%.  We estimate that the operating profit rate will be in a range of 5.2% to 5.5% of sales.  The gross margin rate for fiscal 2009 is expected to be similar to fiscal 2008 and we are estimating that flat comparable store sales are needed to leverage the expense structure of the business.

We estimate net interest expense of approximately $2 million and an income tax rate in the range of 38.0% to 39.0% for fiscal 2009.  Capital expenditures are expected to be approximately $80 to $85 million with depreciation expense estimated to be in the range of $70 to $75 million.  We estimate this financial performance should result in Cash Flow of approximately $145 million.  The average diluted share count is estimated to be in the range of 82 to 83 million for fiscal 2009.

For the first quarter of fiscal 2009, we estimate a comparable store sales decrease of 1% to 3% which is consistent with quarter to date trends experienced through yesterday, March 3rd.  Based on this level of sales performance, our income from continuing operations is estimated to be in the range of $0.34 to $0.40 per diluted share, compared to income from continuing operations $0.42 per diluted share for the first quarter of fiscal 2008.

Conference Call/Webcast

We will host a conference call today at 8:00 a.m. Eastern Time to discuss our fourth quarter and fiscal 2008 financial results, and provide commentary on our fiscal 2009 financial guidance.  We invite you to listen to the webcast of the conference call through the Investor Relations section of our website (www.biglots.com).

If you are unable to join the live webcast, an archive of the call will be available through the Investor Relations section of our website (www.biglots.com) beginning two hours after the call ends and will remain available through midnight on Wednesday, March 18. A replay of the call will also be available beginning March 4 at 12:00 noon Eastern Time through March 18 at midnight by dialing: 1.800.207.7077 (United States and Canada) or 1.913.383.5767 (International or metro-Seattle). The PIN is 6852.

Big Lots is the nation’s largest broadline closeout retailer.  As of the end of the fourth quarter of fiscal 2008 (January 31, 2009), we operated 1,339 BIG LOTS stores in 47 states.  We also sell merchandise via the internet at www.biglots.com. Wholesale operations are conducted through BIG LOTS WHOLESALE, CONSOLIDATED INTERNATIONAL, and WISCONSIN TOY and with online sales at www.biglotswholesale.com.

Shareholder Relations Department 300 Phillipi Road Columbus, Ohio 43228-5311 Phone: (614) 278-6622 Fax: (614) 278-6666 E-mail: aschmidt@biglots.com

Cautionary Statement Concerning Forward-Looking Statements

Certain statements in this release are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, and such statements are intended to qualify for the protection of the safe harbor provided by the Act. The words “anticipate,” “estimate,” “expect,” “objective,” “goal,” “project,” “intend,” “plan,” “believe,” “will,” “should,” “may,” “target,” “forecast,” “guidance,” “outlook” and similar expressions generally identify forward-looking statements. Similarly, descriptions of our objectives, strategies, plans, goals or targets are also forward-looking statements. Forward-looking statements relate to the expectations of management as to future occurrences and trends, including statements expressing optimism or pessimism about future operating results or events and projected sales, earnings, capital expenditures and business strategy. Forward-looking statements are based upon a number of assumptions concerning future conditions that may ultimately prove to be inaccurate. Forward-looking statements are and will be based upon management’s then-current views and assumptions regarding future events and operating performance, and are applicable only as of the dates of such statements. Although we believe the expectations expressed in forward-looking statements are based on reasonable assumptions within the bounds of our knowledge, forward-looking statements, by their nature, involve risks, uncertainties and other factors, any one or a combination of which could materially affect our business, financial condition, results of operations or liquidity.

Forward-looking statements that we make herein and in other reports and releases are not guarantees of future performance and actual results may differ materially from those discussed in such forward-looking statements as a result of various factors, including, but not limited to, the current economic and credit crisis, the cost of goods, our inability to successfully execute strategic initiatives, competitive pressures, economic pressures on our customers and us, the availability of brand name closeout merchandise, trade restrictions, freight costs, the risks discussed in the Risk Factors section of our most recent Annual Report on Form 10-K, and other factors discussed from time to time in our other filings with the SEC, including Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. This release should be read in conjunction with such filings, and you should consider all of these risks, uncertainties and other factors carefully in evaluating forward-looking statements.

You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date thereof. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events or otherwise. You are advised, however, to consult any further disclosures we make on related subjects in our public announcements and SEC filings.

Shareholder Relations Department 300 Phillipi Road Columbus, Ohio 43228-5311 Phone: (614) 278-6622 Fax: (614) 278-6666 E-mail: aschmidt@biglots.com

BIG LOTS, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)

	JANUARY 31,	FEBRUARY 2,
	2009	2008
	(Unaudited)

ASSETS

Current assets:
Cash and cash equivalents	$34,773	$37,131
Inventories	736,616	747,942
Deferred income taxes	45,275	53,178
Other current assets	54,207	52,859
Total current assets	870,871	891,110

Property and equipment - net	490,041	481,366

Deferred income taxes	53,763	51,524
Other assets	17,783	19,815

	$1,432,458	$1,443,815

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
Current maturities under bank credit facilities	$61,700	$0
Accounts payable	235,973	260,272
Property, payroll and other taxes	66,525	65,260
Accrued operating and other current liabilities	45,693	62,978
Insurance reserves	38,303	37,762
KB bankruptcy lease obligation	5,043	0
Accrued salaries and wages	40,460	37,531
Income taxes payable	21,398	36,541
Total current liabilities	515,095	500,344

Long-term bank debt	0	163,700

Deferred rent	29,192	35,955
Insurance reserves	45,197	45,092
Unrecognized tax benefits	28,852	25,353
Other liabilities	39,277	34,885

Shareholders' equity	774,845	638,486
	$1,432,458	$1,443,815

Shareholder Relations Department 300 Phillipi Road Columbus, Ohio 43228-5311 Phone: (614) 278-6622 Fax: (614) 278-6666 E-mail: aschmidt@biglots.com

BIG LOTS, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)

	13 WEEKS ENDED		13 WEEKS ENDED
	JANUARY 31, 2009		FEBRUARY 2, 2008
		%		%
	(Unaudited)		(Unaudited)

Net sales	$1,366,925	100.0	$1,412,374	100.0

Gross margin	552,572	40.4	560,550	39.7

Selling and administrative expenses	399,636	29.2	399,064	28.3

Depreciation expense	19,756	1.4	23,624	1.7

Operating profit	133,180	9.7	137,862	9.8

Interest expense	(1,129)	(0.1)	(2,081)	(0.1)

Interest and investment income	29	0.0	56	0.0

Income from continuing operations before income taxes	132,080	9.7	135,837	9.6

Income tax expense	50,273	3.7	50,189	3.6

Income from continuing operations	81,807	6.0	85,648	6.1

Income (loss) from discontinued operations, net of tax (benefit) expense of ($1,993) and $4,145, respectively	(3,042)	(0.2)	6,367	0.5

Net income	$78,765	5.8	$92,015	6.5

Earnings per common share - basic (a)
Continuing operations	$1.01		$0.97
Discontinued operations	(0.04)		0.07
Net income	$0.97		$1.05

Earnings per common share - diluted (a)
Continuing operations	$1.00		$0.97
Discontinued operations	(0.04)		0.07
Net income	$0.96		$1.04

Weighted average common shares outstanding
Basic	81,314		87,974
Dilutive effect of share-based awards	689		507
Diluted	82,003		88,481

(a)
The earnings per share for Continuing Operations, Discontinued Operations and Net Income are separately calculated in accordance with SFAS No. 128; therefore, the sum of earnings per share for Continuing Operations and Discontinued Operations may differ, due to rounding, from the calculated earnings per share of Net Income.

Shareholder Relations Department 300 Phillipi Road Columbus, Ohio 43228-5311 Phone: (614) 278-6622 Fax: (614) 278-6666 E-mail: aschmidt@biglots.com

UNAUDITED ADJUSTED RESULTS
Schedule Provided for Informational Purposes Only

BIG LOTS, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
EXCLUDING FISCAL 2007 KB BANKRUPTCY PROCEEDS
(In thousands, except per share data)

	13 WEEKS ENDED		13 WEEKS ENDED
	JANUARY 31, 2009		FEBRUARY 2, 2008
		%		%
	(Unaudited)		(Unaudited)
	As Reported		Adjusted Results Excluding KB Bankruptcy Proceeds
			(non-GAAP)

Net sales	$1,366,925	100.0	$1,412,374	100.0

Gross margin	552,572	40.4	560,550	39.7

Selling and administrative expenses	399,636	29.2	404,236	28.6

Depreciation expense	19,756	1.4	23,624	1.7

Operating profit	133,180	9.7	132,690	9.4

Interest expense	(1,129)	(0.1)	(2,081)	(0.1)

Interest and investment income	29	0.0	56	0.0

Income from continuing operations before income taxes	132,080	9.7	130,665	9.3

Income tax expense	50,273	3.7	48,144	3.4

Income from continuing operations	81,807	6.0	82,521	5.8

Income (loss) from discontinued operations, net of tax (benefit) expense of ($1,993) and $4,145, respectively	(3,042)	(0.2)	6,367	0.5

Net income	$78,765	5.8	$88,888	6.3

Earnings per common share - basic (a)
Continuing operations	$1.01		$0.94
Discontinued operations	(0.04)		0.07
Net income	$0.97		$1.01

Earnings per common share - diluted (a)
Continuing operations	$1.00		$0.93
Discontinued operations	(0.04)		0.07
Net income	$0.96		$1.00

Weighted average common shares outstanding
Basic	81,314		87,974
Dilutive effect of share-based awards	689		507
Diluted	82,003		88,481

(a)
The earning per share for Continuing Operations, Discontinued Operations, and Net Income are separately calculated in accordance with SFAS No. 128; therefore, the sum of earnings per share for Continuing Operations and Discontinued Operations may differ, due to rounding, from the calculated earnings per share of Net Income.

Shareholder Relations Department 300 Phillipi Road Columbus, Ohio 43228-5311 Phone: (614) 278-6622 Fax: (614) 278-6666 E-mail: aschmidt@biglots.com

UNAUDITED ADJUSTED RESULTS AND RECONCILIATION
Schedule Provided for Informational Purposes Only

BIG LOTS, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
EXCLUDING FISCAL 2007 KB BANKRUPTCY PROCEEDS
(In thousands, except per share data)

	13 WEEKS ENDED	13 WEEKS ENDED
	JANUARY 31, 2009	FEBRUARY 2, 2008
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)

	As Reported	As Reported	KB Bankruptcy Proceeds (a)	Adjusted Results Excluding KB Bankruptcy Proceeds
				(non-GAAP)

Net sales	$1,366,925	$1,412,374		$1,412,374

Gross margin	552,572	560,550		560,550

Selling and administrative expenses	399,636	399,064	5,172	404,236

Depreciation expense	19,756	23,624		23,624

Operating profit	133,180	137,862	(5,172)	132,690

Interest expense	(1,129)	(2,081)		(2,081)

Interest and investment income	29	56		56

Income from continuing operations before income taxes	132,080	135,837	(5,172)	130,665

Income tax expense	50,273	50,189	(2,045)	48,144

Income from continuing operations	81,807	85,648	(3,127)	82,521

Income (loss) from discontinued operations, net of tax (benefit) expense of ($1,993) and $4,145, respectively	(3,042)	6,367		6,367

Net income	$78,765	$92,015	$(3,127)	$88,888

Earnings per common share - basic (b)
Continuing operations	$1.01	$0.97	$(0.04)	$0.94
Discontinued operations	(0.04)	0.07	0.00	0.07
Net income	$0.97	$1.05	$(0.04)	$1.01

Earnings per common share - diluted (b)
Continuing operations	$1.00	$0.97	$(0.04)	$0.93
Discontinued operations	(0.04)	0.07	0.00	0.07
Net income	$0.96	$1.04	$(0.04)	$1.00

Weighted average common shares outstanding
Basic	81,314	87,974	87,974	87,974
Dilutive effect of share-based awards	689	507	507	507
Diluted	82,003	88,481	88,481	88,481

(a)
The $5,172 reflected above is proceeds from the KB Toys bankruptcy trust recognized as a reduction of cost in selling and administrative expenses for our partial recovery of prior charges incurred against the Havens Corners Corporation Note ("HCC Note"). We sold the KB toy business in December 2000. As partial consideration for the sale of the KB toy business, we received the HCC Note. In January 2004, KB Toys filed for bankruptcy and in separate charges included in selling and administrative expenses in fiscal 2003 and 2005, we reduced our balance receivable on the HCC note.

(b)
The earnings per share for Continuing Operations, Discontinued Operations and Net Income are separately calculated in accordance with SFAS No. 128; therefore, the sum of earnings per share for Continuing Operations and Discontinued Operations may differ, due to rounding, from the calculated earnings per share of Net Income.

Shareholder Relations Department 300 Phillipi Road Columbus, Ohio 43228-5311 Phone: (614) 278-6622 Fax: (614) 278-6666 E-mail: aschmidt@biglots.com

BIG LOTS, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)

	52 WEEKS ENDED		52 WEEKS ENDED
	JANUARY 31, 2009		FEBRUARY 2, 2008
		%		%
	(Unaudited)

Net sales	$4,645,283	100.0	$4,656,302	100.0

Gross margin	1,857,429	40.0	1,840,343	39.5

Selling and administrative expenses	1,523,882	32.8	1,515,379	32.5

Depreciation expense	78,624	1.7	88,484	1.9

Operating profit	254,923	5.5	236,480	5.1

Interest expense	(5,282)	(0.1)	(2,513)	(0.1)

Interest and investment income	65	0.0	5,236	0.1

Income from continuing operations before income taxes	249,706	5.4	239,203	5.1

Income tax expense	94,908	2.0	88,023	1.9

Income from continuing operations	154,798	3.3	151,180	3.2

Income (loss) from discontinued operations, net of tax (benefit) expense of ($2,116) and $4,726, respectively	(3,251)	(0.1)	7,281	0.2

Net income	$151,547	3.3	$158,461	3.4

Earnings per common share - basic (a)
Continuing operations	$1.91		$1.49
Discontinued operations	(0.04)		0.07
Net income	$1.87		$1.56

Earnings per common share - diluted (a)
Continuing operations	$1.89		$1.47
Discontinued operations	(0.04)		0.07
Net income	$1.85		$1.55

Weighted average common shares outstanding
Basic	81,111		101,393
Dilutive effect of share-based awards	965		1,149
Diluted	82,076		102,542

(a)
The earnings per share for Continuing Operations, Discontinued Operations and Net Income are separately calculated in accordance with SFAS No. 128; therefore, the sum of earnings per share for Continuing Operations and Discontinued Operations may differ, due to rounding, from the calculated earnings per share of Net Income.

Shareholder Relations Department 300 Phillipi Road Columbus, Ohio 43228-5311 Phone: (614) 278-6622 Fax: (614) 278-6666 E-mail: aschmidt@biglots.com

UNAUDITED ADJUSTED RESULTS
Schedule Provided for Informational Purposes Only

BIG LOTS, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
EXCLUDING FISCAL 2007 KB BANKRUPTCY AND INSURANCE PROCEEDS
(In thousands, except per share data)

	52 WEEKS ENDED		52 WEEKS ENDED
	JANUARY 31, 2009		FEBRUARY 2, 2008
		%		%
	(Unaudited)		(Unaudited)
	As Reported		Adjusted Results Excluding KB Bankruptcy and Insurance Proceeds
			(non-GAAP)

Net sales	$4,645,283	100.0	$4,656,302	100.0

Gross margin	1,857,429	40.0	1,840,343	39.5

Selling and administrative expenses	1,523,882	32.8	1,525,471	32.8

Depreciation expense	78,624	1.7	88,484	1.9

Operating profit	254,923	5.5	226,388	4.9

Interest expense	(5,282)	(0.1)	(2,513)	(0.1)

Interest and investment income	65	0.0	5,236	0.1

Income from continuing operations before income taxes	249,706	5.4	229,111	4.9

Income tax expense	94,908	2.0	84,032	1.8

Income from continuing operations	154,798	3.3	145,079	3.1

Income (loss) from discontinued operations, net of tax (benefit) expense of ($2,116) and $4,726, respectively	(3,251)	(0.1)	7,281	0.2

Net income	$151,547	3.3	$152,360	3.3

Earnings per common share - basic (a)
Continuing operations	$1.91		$1.43
Discontinued operations	(0.04)		0.07
Net income	$1.87		$1.50

Earnings per common share - diluted (a)
Continuing operations	$1.89		$1.41
Discontinued operations	(0.04)		0.07
Net income	$1.85		$1.49

Weighted average common shares outstanding
Basic	81,111		101,393
Dilutive effect of share-based awards	965		1,149
Diluted	82,076		102,542

(a)
The earning per share for Continuing Operations, Discontinued Operations, and Net Income are separately calculated in accordance with SFAS No. 128; therefore, the sum of earnings per share for Continuing Operations and Discontinued Operations may differ, due to rounding, from the calculated earnings per share of Net Income.

Shareholder Relations Department 300 Phillipi Road Columbus, Ohio 43228-5311 Phone: (614) 278-6622 Fax: (614) 278-6666 E-mail: aschmidt@biglots.com

UNAUDITED ADJUSTED RESULTS AND RECONCILIATION
Schedule Provided for Informational Purposes Only

BIG LOTS, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
EXCLUDING FISCAL 2007 KB BANKRUPTCY AND INSURANCE PROCEEDS
(In thousands, except per share data)

	52 WEEKS ENDED	52 WEEKS ENDED
	JANUARY 31, 2009	FEBRUARY 2, 2008
	(Unaudited)		(Unaudited)	(Unaudited)	(Unaudited)

	As Reported	As Reported	KB Bankruptcy Proceeds (a)	Insurance Proceeds (b)	Adjusted Results Excluding KB Bankruptcy and Insurance Proceeds
					(non-GAAP)

Net sales	$4,645,283	$4,656,302			$4,656,302

Gross margin	1,857,429	1,840,343			1,840,343

Selling and administrative expenses	1,523,882	1,515,379	5,172	4,920	1,525,471

Depreciation expense	78,624	88,484			88,484

Operating profit	254,923	236,480	(5,172)	(4,920)	226,388

Interest expense	(5,282)	(2,513)			(2,513)

Interest and investment income	65	5,236			5,236

Income from continuing operations before income taxes	249,706	239,203	(5,172)	(4,920)	229,111

Income tax expense	94,908	88,023	(2,045)	(1,946)	84,032

Income from continuing operations	154,798	151,180	(3,127)	(2,974)	145,079

Income (loss) from discontinued operations, net of tax (benefit) expense of ($2,116) and $4,726, respectively	(3,251)	7,281			7,281

Net income	$151,547	$158,461	$(3,127)	$(2,974)	$152,360

Earnings per common share - basic (c)
Continuing operations	$1.91	$1.49	$(0.03)	$(0.03)	$1.43
Discontinued operations	(0.04)	0.07	0.00	0.00	0.07
Net income	$1.87	$1.56	$(0.03)	$(0.03)	$1.50

Earnings per common share - diluted (c)
Continuing operations	$1.89	$1.47	$(0.03)	$(0.03)	$1.41
Discontinued operations	(0.04)	0.07	0.00	0.00	0.07
Net income	$1.85	$1.55	$(0.03)	$(0.03)	$1.49

Weighted average common shares outstanding
Basic	81,111	101,393	101,393	101,393	101,393
Dilutive effect of share-based awards	965	1,149	1,149	1,149	1,149
Diluted	82,076	102,542	102,542	102,542	102,542

(a)
The $5,172 reflected above is proceeds from the KB Toys bankruptcy trust recognized as a reduction of cost in selling and administrative expenses for our partial recovery of prior charges incurred against the Havens Corners Corporation Note ("HCC Note"). We sold the KB toy business in December 2000. As partial consideration of the sale of the KB toy business, we received the HCC Note. In January 2004, KB Toys filed for bankruptcy and in separate charges included in selling and administrative expenses in fiscal 2003 and 2005, we reduced our balance receivable on the HCC note.

(b)	During fiscal 2007, we received $4,920 of insurance proceeds as recovery for damages related to hurricanes occurring in 2005.

(c)
The earnings per share for Continuing Operations, Discontinued Operations and Net Income are separately calculated in accordance with SFAS No. 128; therefore, the sum of earnings per share for Continuing Operations and Discontinued Operations may differ, due to rounding, from the calculated earnings per share of Net Income.

Shareholder Relations Department 300 Phillipi Road Columbus, Ohio 43228-5311 Phone: (614) 278-6622 Fax: (614) 278-6666 E-mail: aschmidt@biglots.com

BIG LOTS, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)

	13 WEEKS ENDED	13 WEEKS ENDED
	January 31, 2009	February 2, 2008
	(Unaudited)	(Unaudited)
Net cash provided by operating activities	$216,584	$262,892
Net cash used in investing activities	(13,091)	(20,646)
Net cash used in financing activities	(207,956)	(246,891)

Decrease in cash and cash equivalents	(4,463)	(4,645)
Cash and cash equivalents:
Beginning of period	39,236	41,776
End of period	$34,773	$37,131

Shareholder Relations Department 300 Phillipi Road Columbus, Ohio 43228-5311 Phone: (614) 278-6622 Fax: (614) 278-6666 E-mail: aschmidt@biglots.com

BIG LOTS, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)

	52 WEEKS ENDED	52 WEEKS ENDED
	January 31, 2009	February 2, 2008
	(Unaudited)	(Unaudited)
Net cash provided by operating activities	$211,063	$307,932
Net cash used in investing activities	(88,192)	(58,764)
Net cash used in financing activities	(125,229)	(493,694)

Decrease in cash and cash equivalents	(2,358)	(244,526)
Cash and cash equivalents:
Beginning of period	37,131	281,657
End of period	$34,773	$37,131

Shareholder Relations Department 300 Phillipi Road Columbus, Ohio 43228-5311 Phone: (614) 278-6622 Fax: (614) 278-6666 E-mail: aschmidt@biglots.com